EXHIBIT 10.18

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of July 3, 2003 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by ACG HOLDINGS, INC., a Delaware corporation (the “Parent”), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the “Company”; the Parent and the Company, are collectively referred to as the “Pledgors” and individually as a “Pledgor”), in favor of THE BANK OF NEW YORK, as collateral agent (in such capacity together with any successor collateral agent, the “Agent”) for each of the Holders (as defined in the Indenture referred to below).

W I T N E S S E T H:

WHEREAS, the Company and The Bank of New York, as the trustee and the collateral agent (in its capacity as collateral agent and any successor collateral agent thereunder, the “Trustee”) under the Indenture referred to below, propose to enter into an Indenture, dated as of July 3, 2003 (as such Indenture may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, the “Indenture”) governing the rights and duties of the Company under the 10% Senior Secured Notes due 2010 (the “Senior Secured Notes”), which duties will be secured by a second lien on certain property of the Company, including the Collateral (as defined below);

WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1          Definitions.   The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Agent” is defined in the preamble.

“Agreement” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Company” is defined in the preamble.

“Designated Investment” is defined in Section 3.1(a).

“Distributions” means all Equity Interest dividends, other dividends, including liquidating dividends, Equity Interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, but shall not include Dividends.

“Dividends” means cash dividends and cash distributions with respect to any Pledged Equity Interests made in the ordinary course of business and not as a liquidating dividend.

“Domestic Subsidiary” means a Subsidiary that is organized under the laws of a political subdivision of the United States.

“Equity Interests” means, with respect to any Person, all shares, interests, participations or other equivalents (however, designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary of a Pledgor, the pledge of all or any part of whose Equity Interests or other property or assets as Collateral, or the guaranty of the Obligations by, would result in material adverse tax consequences to such Pledgor; provided, however, that for purposes of this definition (a) the term “Foreign Subsidiary” shall not include any Subsidiary (i) which is properly treated as a partnership or branch of such Pledgor or a Domestic Subsidiary of such Pledgor for United States federal income tax purposes and (ii) the pledge of all of any part of whose Equity Interests or other property or assets as Collateral, or the guaranty of the Obligations by, would not result in material adverse tax consequences to such Pledgor and (b) any determination as to whether a Subsidiary is an Excluded Foreign Subsidiary shall be approved by the Agent.

“Foreign Subsidiary” means a Subsidiary that is not organized under the laws of a political subdivision of the United States.

“Indemnified Party” is defined in Section 6.5.

“Indenture” is defined in the first recital.

“Intercreditor Agreement” has the meaning given to such term in Section 7.10 hereof.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guaranty or assumption of debt of, or purchase or other acquisition of, any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.

“LLC Agreement” means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Parent” is defined in the preamble.

“Partnership Agreement” means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Person” is defined in the Indenture.

“Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Membership Interests” is defined in Section 2.1(d).

“Pledged Bonds” is defined in Section 2.1(b).

“Pledged Notes” is defined in Section 2.1(a).

“Pledged Partnership Interests” is defined in Section 2.1(d).

“Pledged Shares” is defined in Section 2.1(c).

“Pledgor” and “Pledgors” is defined in the preamble.

“Proceeds” is defined in the UCC.

“Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule, order, regulation or determination of an arbitrator or of a governmental authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Responsible Officer” means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility.

“Security Agreement” is defined in the Indenture.

“Securities Act” is defined in Section 6.2.

“Securities Issuer” means any Person listed on Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b) hereto) that has issued or may issue a Pledged Equity Interest, a Pledged Note or a Pledged Bond.

“Termination Date” means the date on which all Obligations have been indefeasibly paid in full.

“UCC” is defined in the Security Agreement.

1.2          Security Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

1.3          UCC Definitions.  Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

2.1          Grant of Security Interest.  Each Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Agent the benefit of the Agent, the Trustee and each of the Holders, and hereby grants to the Agent, for the benefit of the Agent, Trustee and the Holders, a continuing security interest in all of its right, title and interest in and to the following property of such Pledgor, whether now or hereafter existing or acquired (collectively, the “Collateral”):

(a)           all promissory notes of each Securities Issuer identified in Item A of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all other promissory notes of any such Securities Issuer issued from time to time to such Pledgor, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor (such promissory notes being referred to herein as the “Pledged Notes”);

(b)           all bonds of each Securities Issuer issued pursuant to the Sylacauga IRB financing identified in Item B of Schedule I hereto as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all other bonds of any such Securities Issuer issued from time to time to such Pledgor, as such bonds are amended, modified, supplemented, restated or otherwise modified from time to time and together with any bonds of any Securities Issuer taken in extension or renewal thereof or substitution therefor (such bonds being referred to herein as the “Pledged Bonds”)

(c)           all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item C of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Pledgor in any manner (other than voting capital stock in any Excluded Foreign Subsidiary, in which case, only 66% of the issued and outstanding shares of the voting capital stock of such Pledgor in such Excluded Foreign Subsidiary), and the certificates representing such shares of capital stock (such shares of capital stock being referred to herein as the “Pledged Shares”);

(d)           all Equity Interests of each Securities Issuer which is a limited liability company or partnership identified in Item D or Item E, respectively, of Schedule I hereto (as such Schedule may be supplemented from time to time pursuant to Section 4.1(b)) opposite the name of such Pledgor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Pledgor in any manner, including, in each case, (i) the LLC Agreement or Partnership Agreement, as the case may be, of such Securities Issuer, (ii) all rights (but not obligations) of such Pledgor as a member or partner thereof, as the case may be, and all rights to receive Dividends and Distributions from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Pledgor for damages arising out of or for breach of or default under such LLC Agreement or Partnership Agreement, (iv) the right of such Pledgor to terminate such LLC Agreement or Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Pledgor, whether as a member or partner thereof, as the case may be, or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests (such Equity Interests being referred to herein, in the case of membership interests, as the “Pledged Membership Interests” and, in the case of partnership interests, as the “Pledged Partnership Interests”);

(e)           all Dividends, Distributions, principal, interest, and other payments and rights with respect to any of the items listed in clauses (a), (b), (c) and (d) above; and

(f)            all Proceeds of any and all of the foregoing Collateral.

2.2          Security for Obligations.  The Collateral of each Pledgor under this Agreement secures the prompt payment in full of all Obligations of such Pledgor under the Indenture and the Security Documents.

2.3          Delivery of Collateral.  All certificates or instruments representing or evidencing any Collateral, including all Pledged Equity Interests, all Pledged Notes and all Pledged Bonds, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

2.4          Dividends on Pledged Equity Interests and Payments on Pledged Notes and Pledged Bonds.  In the event that any Dividend is permitted to be paid on any Pledged Equity Interest or any payment of principal or interest or other amount is permitted to be made on any Pledged Note or Pledged Bond at a time when no Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to the applicable Pledgor.  If any Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent.

2.5          Continuing Security Interest; Transfer of Loans.  This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Pledgor and its successors, transferees and assigns, and inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Trustee and each Holder.  Without limiting the generality of the foregoing, any Holder may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Note under any Security Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

2.6          Security Interest Absolute.  All rights of the Agent and the security interests granted to the Agent hereunder, and all obligations of each Pledgor hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

(a)           any lack of validity or enforceability of the Indenture or any Security Document;

(b)           the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Parent, the Company, any other Pledgor or any other Person under the provisions of  the Indenture or any Security Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligation;

(c)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other extension, compromise or renewal of any Obligation, including any increase in the Obligations resulting from the extension of additional credit to any Pledgor or otherwise;

(d)           any reduction, limitation, impairment or termination of any Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation or otherwise;

(e)           any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Indenture or any Security Document;

(f)            any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations; or

(g)           any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Parent, the Company, any other Pledgor or otherwise.

2.7          Pledgors Remain Liable.  Anything herein to the contrary notwithstanding (a) the exercise by the Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under any contracts or agreements included in the Collateral and (b) none of the Agent, the Trustee or any other Holder shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Agent, the Trustee or any other Holder be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.8          Subrogation.  Until the Termination Date, no Pledgor shall exercise any claim or other rights which it may now or hereafter acquire against any other Pledgor that arises from the existence, payment, performance or enforcement of such Pledgor’s obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against any other Pledgor or any collateral which the Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Pledgor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.  If any amount shall be paid to any Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Holders, and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured.  Each Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Indenture and the Security Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

2.9          Release; Termination.  (a)  Upon any sale, transfer or other disposition of any item of Collateral of any Pledgor in accordance with the Indenture, the Agent will, at such Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereby; provided, however, that (i) such Pledgor shall have delivered to the Agent a written request for release describing the item of Collateral, together with a form of release for execution by the Agent (which release shall be in form and substance satisfactory to the Agent) and a certificate of such Pledgor to the effect that the transaction is in compliance with the Indenture and the Security.

(a)           Subject to the terms of the Intercreditor Agreement, upon the Termination Date, (i) the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor, and (ii) the Agent will, within a reasonable time thereafter, at the applicable Pledgor’s expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and deliver to such Pledgor all certificates and instruments representing or evidencing the Collateral then held by the Agent.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Pledgor represents and warrants unto the Agent and each Holder, as at the date of each pledge and delivery hereunder (including each pledge and delivery of a Pledged Equity Interest and each pledge and delivery of a Pledged Note or a Pledged Bond) by such Pledgor to the Agent of any Collateral, as set forth in this Article.

3.1          Ownership; No Liens, etc.  (a) Schedule I hereto accurately identifies as of the date hereof and as of each date such Schedule is supplemented pursuant to Section 4.1(b) hereof each Investment in any other Person maintained by such Pledgor as of such date, other than Investments permitted by the Indenture (the “Designated Investments”) and the following other investments not pledged under this Agreement:

(i)            in the case of Investments in a Securities Issuer which is an Excluded Foreign Subsidiary, 34% of the issued and outstanding voting capital stock of such Person;

(ii)           financial assets maintained in deposit accounts or securities accounts pursuant to the Security Agreement and subject to any account control agreement as may be required thereunder; and

(iii)          permitted Guarantees.

(b)           Such Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for First Priority Lien and this security interest granted pursuant hereto in favor of the Agent.

3.2          Valid Security Interest.  The delivery of such Collateral to the Agent (or its bailee) is effective to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, subject to no other Liens other than First Priority Liens, securing the payment of the Obligations.  No filing or other action will be necessary to perfect or protect such security interest.

3.3          As to Pledged Notes and Pledged Bonds. To the best of Pledgor’s knowledge, each Pledged Note and each Pledged Bond has been duly authorized, executed, indorsed, issued and delivered, and is the legal, valid and binding obligation of the relevant Securities Issuer thereof, and is not in default.

3.4          As to Pledged Shares.  In the case of any Pledged Share constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute 100% (or, in the case of a Securities Issuer that is an Excluded Foreign Subsidiary, 66%) of the issued and outstanding voting capital stock and 100% of the non-voting shares of capital stock of each Securities Issuer thereof.  The Pledgors have no Subsidiaries other than those set forth on Schedule 3.4 hereto.

3.5          As to Pledged Membership Interests and Pledged Partnership Interests, etc.  (a) In the case of any Pledged Membership Interests and Pledged Partnership Interests constituting a part of the Collateral, all of such Pledged Equity Interests are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding Equity Interests held by such Pledgor in the applicable Securities Issuer.

(b)           Each LLC Agreement and Partnership Agreement to which such Pledgor is a party, true and complete copies of which have been furnished to the Agent, has been duly authorized, executed, and delivered by such Pledgor, has not been amended or otherwise modified except as permitted hereunder, is in full force and effect, and is binding upon and enforceable against such Pledgor in accordance with its terms, except as such enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.  There exists no default under any such LLC Agreement or Partnership Agreement by such Pledgor.

(c)           Each such LLC Agreement and Partnership Agreement, as the case may be, expressly provides that the Pledged Membership Interests or Pledged Partnership Interests, as the case may be, are not “securities” governed by Article 8 of the applicable Uniform Commercial Code.

(d)           Such Pledgor’s Equity Interest in the applicable Securities Issuer is set forth in Schedule I hereto, as supplemented from time pursuant to Section 4.1(b), and Schedule I, as so supplemented, accurately reflects whether such Equity Interest is in certificated form.

(e)           Such Pledgor had and has the power and legal capacity to execute and carry out the provisions of all such LLC Agreements and Partnership Agreements, as the case may be, to which it is a party.  Such Pledgor has substantially performed all of its obligations to date under all such LLC Agreements and Partnership Agreements, as the case may be, and has not received notice of the failure of any other party thereto to perform its obligations thereunder.

(f)            The state of organization of each Securities Issuer is as set forth in Schedule I hereto.

3.6          Authorization, Approval, etc.  No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either:

(a)           for the pledge by such Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by such Pledgor; or

(b)           for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by any Requirement of Law affecting the offering and sale of securities generally.

3.7          Security Documents.  Each Pledgor makes each representation and warranty made in each of the Security Documents by the Parent or the Company or any other Guarantor with respect to such Pledgor as if such representation and warranty were expressly set forth herein.

ARTICLE IV
COVENANTS

Each Pledgor covenants and agrees that, until the Termination Date, such Pledgor will, unless the Agent with the consent of the Required Holders shall otherwise agree in writing, perform the obligations set forth in this Section.

4.1          Protect Collateral; Further Assurances, etc.  (a) No Pledgor will create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Agent and First Priority Liens).  Each Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

(b)           Promptly following any Investment (other than a Designated Investment) made by any Pledgor in any other Person after the date hereof which is not described in Schedule I hereto and, in any case, not later than 30 days after each such Investment, each of the Parent and the Company, on behalf of such Pledgor, shall deliver a supplement to Schedule I hereto which supplement shall accurately describe such Investment, together with a certificate of Responsible Officers certifying that, as of the date thereof and after giving effect to the supplement to such schedule delivered therewith, the representations and warranties in Article III hereof are true and correct.  Following receipt by any Pledgor of any promissory note or certificate evidencing any such Investment made by any Pledgor in any such Person which has not been delivered by such Pledgor to the Agent in pledge hereunder, such Pledgor shall deliver such promissory note or other certificate to the Agent (or its bailee), indorsed and accompanied by instruments of transfer or assignment as contemplated by Section 2.3 hereof.

(c)           Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided that every two years on the anniversary of the Closing Date and within 15 days after the Agent’s request therefor, the Company shall furnish the Agent an Opinion of Counsel with respect to such perfection and maintenance.

(d)           Each Pledgor will not permit any Securities Issuer of any Pledged Equity Interests pledged by such Pledgor hereunder to issue any certificated Equity Interest unless the same (or, in the case of a Securities Issuer that is an Excluded Foreign Subsidiary, 66% of the same that are voting Equity Interests) is immediately delivered in pledge to the Agent hereunder.

4.2          Powers, Control, etc.  (a) Each Pledgor agrees that all certificated Pledged Equity Interests (and all other certificated Equity Interests constituting Collateral) delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer acceptable to the Agent.

(b)           With respect to any Pledged Equity Interests in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the applicable Securities Issuer either (i) to register the Agent (or its bailee) as the registered owner of such Pledged Equity Interest or (ii) to deliver a written acknowledgement and agreement to the Agent (or its bailee) (A) to acknowledge the security interest of the Agent in such Pledged Equity Interest granted hereunder, (B) to confirm that such Securities Issuer has marked the company register for such Pledged Equity Interest or other applicable records to reflect such security interest of the Agent, (C) to confirm to the Agent that it has not received notice of any other Lien in such Pledged Equity Interest (and has not agreed to accept instructions from any other Person in respect of such Pledged Equity Interest and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Agent) and (D) to agree with such Pledgor and the Agent that, after the occurrence and during the continuation of an Event of Default, such Securities Issuer will comply with instructions with respect to such Pledged Equity Interest originated by the Agent without further consent of such Pledgor, such acknowledgement and agreement to be in form and substance reasonably satisfactory to the Agent.

(c)           Each Pledgor which is the Securities Issuer of any Pledged Equity Interests in which any other Pledgor has any right, title, or interest, hereby (i) acknowledges the security interest of the Agent in such Pledged Equity Interests granted by such other Pledgor hereunder, (ii) confirms that it has marked its register for such Pledged Equity Interests or other applicable company records to reflect such security interest of the Agent, (iii) confirms that it has not received notice of any other Lien in such Pledged Equity Interests (and has not agreed to accept instructions from any other person in respect of such Pledged Equity Interests and will not accept or execute any instructions to transfer ownership of such Pledged Equity Interest unless consented to in writing by the Agent), (iv) agrees that it will comply with the instructions with respect to such Pledged Equity Interests originated by the Agent without further consent of such other Pledgor and (v) unless the Partnership Agreement or LLC Agreement, as the case may be, of any such Pledgor already so provides on the date such Pledgor becomes a party to this Agreement, agrees to promptly prepare, execute and deliver to each of its partners or members, as the case may be, any amendment or supplement to such Partnership Agreement or LLC Agreement, as the case may be, as may be necessary to expressly provide that the Equity Interests of such Pledgor are not “securities” governed by Article 8 of the applicable Uniform Commercial Code (and each Pledgor which is a partner or member of such Pledgor shall promptly execute and deliver such amendment).

(d)           Each Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Equity Interests or other Equity Interests constituting Collateral into the name of any nominee designated by the Agent.

4.3          Continuous Pledge.  Subject to Section 2.4, each Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Equity Interests and all other Equity Interests constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all Pledged Bonds, all interest, principal and other proceeds received by any Pledgor with respect to the Pledged Notes, the Pledged Bonds, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

4.4          Voting Rights; Dividends, etc.  Each Pledgor agrees:

(a)           after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by such Pledgor and without any request therefor by the Agent, to deliver (properly indorsed where required hereby or requested by the Agent) to the Agent (or its bailee) all Dividends, Distributions, interest, principal, other cash payments, and proceeds of the Collateral, all of which shall be held by the Agent (or its bailee) as additional Collateral for use in accordance with Section 6.4; and

(b)           after any Event of Default shall have occurred and be continuing and the Agent has notified such Pledgor of the Agent’s intention to exercise its voting rights under this clause:

(i)            the Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral and such Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests and such other Collateral; and

(ii)           such Pledgor shall promptly deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Agent (or its bailee) as a result of the occurrence of an Event of Default, shall, until delivery to the Agent (or its bailee), be held by each Pledgor separate and apart from its other property in trust for the Agent.  The Agent agrees that until an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in clause (b) above, each Pledgor shall have the exclusive voting power with respect to any Equity Interests constituting Collateral and the Agent shall, upon the written request of each Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by each Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such Equity Interests constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Indenture or any Security Document (including this Agreement).

4.5          As to LLC Agreements and Partnership Agreements.  (a) Each Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interests shall at its own expense:

(i)            perform and observe all the terms and provisions of each LLC Agreement and/or Partnership Agreement, as the case may be, to which it is a party and each other contract and agreement included in all the Collateral to be performed or observed by it, maintain such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in full force and effect, enforce such LLC Agreement and/or Partnership Agreement, as the case may be, and each such other contract and agreement in accordance with its terms, and take all such action to such end as may from time to time be reasonably be requested by the Agent; and

(ii)           furnish to the Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Pledgor under or pursuant to such LLC Agreement and/or Partnership Agreement, as the case may be, and any other contract or agreement included in the Collateral to which it is a party, and from time to time (A) furnish to the Agent such information and reports regarding the Collateral as the Agent may reasonably request, and (B) upon the reasonable request of the Agent, make to any other party to such LLC

Agreement and/or Partnership Agreement, as the case may be, or any such other contract or agreement such demands and requests for information and reports or for action as such Pledgor is entitled to make thereunder.

(b)           No Pledgor of a Pledged Membership Interest and/or Pledged Partnership Interest, as the case may be, shall, except as otherwise permitted by the Indenture or any Security Documents:

(i)            cancel or terminate any LLC Agreement, Partnership Agreement or any other contract or agreement included in the Collateral to which it is a party or consent to or accept any cancellation or termination thereof;

(ii)           amend or otherwise modify any such LLC Agreement, Partnership Agreement or any such contract or agreement or give any consent, waiver, or approval thereunder;

(iii)          waive any default under or breach of any such LLC Agreement, Partnership Agreement or any such other contract or agreement; or

(iv)          take any other action in connection with any such LLC Agreement or any such other contract or agreement that would impair the value of the interest or rights of such Pledgor thereunder or that would impair the interest or rights of the Agent.

4.6          As to Pledged Notes and Pledged Bonds.  No Pledgor will, without the prior written consent of the Agent:

(a)           enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note or Pledged Bond (including any underlying instrument pursuant to which such Pledged Note or Pledged Bond is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof or obligor thereon; or

(b)           take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any obligation of the maker or obligor on of any Pledged Note, Pledged Bond or other instrument constituting Collateral.

ARTICLE V
THE AGENT

5.1          Appointment as Attorney-in-Fact.  Each Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuation of any Event of Default, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing (and in addition to the powers and rights granted to the Agent pursuant to Section 17 of the Security Agreement), each Pledgor hereby gives the

Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:

(a)           in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

(b)           (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Holder’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

5.2          Agent May Perform.  If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.5.

5.3          Agent Has No Duty.  (a)  In addition to, and not in limitation of, Section 2.7, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Trustee and the Holders) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral).  Neither the Agent nor any of its officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b)           Each Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral.  The Obligations shall not be affected by any failure of the Agent to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release any Pledgor from any of its Obligations.

ARTICLE VI
REMEDIES

6.1          Certain Remedies.  If any Event of Default shall have occurred and be continuing:

(a)           The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and also may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable Requirements of Law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.  Each Pledgor agrees that, to the extent notice of sale shall be required by applicable Requirements of Law, at least ten (10) days’ prior written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           The Agent may:

(i)            transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

(ii)           notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder;

(iii)          enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(iv)          indorse any checks, drafts, or other writings in each Pledgor’s name to allow collection of the Collateral;

(v)           take control of any proceeds of the Collateral;

(vi)          execute (in the name, place and stead of each Pledgor) indorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and

(vii)         enforce compliance with, and take any and all actions with respect to, a LLC Agreement or Partnership Agreement, as the case may be, to the full extent as though the Agent were the absolute owner of the Pledged Membership Interests, Pledged Partnership Interests and other Collateral, including the right to receive all distributions and other payments that are made pursuant to such LLC Agreement or Partnership Agreement, as the case may be.

The Agent shall give the Pledgors ten (10) days’ prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the UCC) of the Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or time within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine.  The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Agent may, without notice or publication adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchase or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by applicable Requirements of Law, private) sale made pursuant to this Section, the Agent (for the Holders) may bid for or purchase, free (to the extent permitted by applicable Requirements of Law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable Requirements of Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Holder from any Pledgor as a credit against the purchase price, and the Agent (for such Holder) may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor.

6.2          Securities Laws.  If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Agent, such Pledgor will, at its own expense:

(a)           execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(b)           use its best efforts to qualify the Collateral under the state securities or “Blue Sky” Laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Agent;

(c)           cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)           do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Requirements of Law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent or the Holders by reason of the failure by such Pledgor to perform any of the covenants contained in this Section 6.2 and, consequently, to the extent permitted under applicable Requirements of Law, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Agent) of the Collateral on the date the Agent shall demand compliance with this Section 6.2.

6.3          Compliance with Restrictions.  Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Requirements of Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

6.4          Application of Proceeds.  All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Agent pursuant to Section 20 of the Security Agreement and Section 6.5 below) in whole or in part by the Agent for the benefit of the Holders against all or any part of the Obligations in accordance with the Indenture.  Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full in cash of all the Obligations and the termination of this Agreement as provided in Section 2.9(b) hereof, shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

6.5          Indemnity and Expenses.  Each Pledgor agrees to jointly and severally indemnify and hold harmless the Agent and the Holders and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs and expenses and disbursements (including reasonable attorneys’ fees and expenses) of any kind or nature whatsoever which may be at any time imposed on, incurred by or asserted against such Indemnified Party in any way relating to or arising out of or in connection with this Agreement, the Indenture and the other Security Documents (including enforcement of this Agreement and the other Security Documents), provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnified Party. Each Pledgor will, upon demand, pay to the Agent the amount of any and all reasonable expenses, including reasonable attorneys’ fees and expenses and the reasonable fees and disbursements of any experts and agents, which the Agent may incur, subject to the foregoing limitations, in connection with the following:

(a)           the administration of this Agreement and the other Security Documents;

(b)           the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

(c)           the exercise or enforcement of any of the rights of the Agent hereunder or of any Holder; or

(d)           the failure by any Pledgor to perform or observe any of the provisions hereof.

6.6          Waivers.  Each Pledgor hereby waives any right, to the extent permitted by applicable Requirements of Law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Agent to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement, the Indenture or any other Security Document or by applicable Requirements of Law or the time, place or terms of sale in connection with the exercise of the Agent’s rights hereunder.  Each Pledgor waives, to the extent permitted by applicable Requirements of Law, any bonds, security or sureties required by the Agent with respect to any of the Collateral.  Each Pledgor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Agent’s rights under this Agreement, the Indenture or any other Security Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable Requirements of Law.  These waivers and all other waivers provided for in this Agreement, the Indenture and the other Security Documents have been negotiated by the parties and each Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

ARTICLE VII
MISCELLANEOUS PROVISIONS

7.1          Security Document.  (a)  This Agreement is a Security Document executed pursuant to the Indenture and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(b)           Concurrently herewith each Pledgor is executing and delivering the Security Agreement pursuant to which such Pledgor is granting a security interest to the Agent in all of the properties and assets of such Pledgor (other than the Collateral hereunder).  Such security interests shall be governed by the terms of the Security Agreement and not by this Agreement.

7.2          Amendments, etc.; Successors and Assigns.

(a)           No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, with respect to any such amendment, by the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           Upon delivery by the Company of each certificate of Responsible Officers certifying a supplement to Schedule I pursuant to Section 4.1(b), the schedule supplement attached to each such certificate shall be incorporated into and become part of and supplement Schedule I hereto, and the Agent may attach such schedule supplement to such Schedule and each reference to such Schedule shall mean and be a reference to such Schedule, as supplemented pursuant hereto.

(c)           This Agreement shall be binding upon each Pledgor and its successors, transferees and assigns and shall inure to the benefit of the Agent, the Trustee and each Holder and their respective successors, transferees and assigns; provided, however, that no Pledgor may assign its obligations hereunder without the prior written consent of the Agent.

7.3          Addresses for Notices.  All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to either party hereto at the address set forth in Section 12.02 of the Indenture (with any notice to a Pledgor other than the Company being delivered to such Pledgor in care of the Company).  All such notices and other communications shall be deemed to be given or made at the times provided in Section 12.02 of the Indenture; provided, however that notice to the Agent shall be delivered to the following address or such other address as notified by the Agent from time to time:

The Bank of New York

101 Barclay Street

Floor 8 West

New York, New York  10286

Attention:  Corporate Trust Administration

Fax:  212-815-5704

7.4          Section Captions.  Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

7.5          Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.6          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

7.7          Governing Law, etc.  (a)  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED, THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE PLEDGORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PLEDGOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM OF NEW YORK, NEW YORK AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE SERVICE OF ANY AND

ALL PROCESS WHICH MAY BE SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN THIS SECTION 7.7 AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING UPON CT CORPORATION OF NEW YORK, NEW YORK IN ANY MANNER PERMITTED BY LAW OR BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PLEDGOR’S ADDRESS REFERRED TO IN SECTION 7.3.  EACH PLEDGOR AGREES THAT SUCH SERVICE (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT.  NOTHING IN THIS SECTION 7.7 SHALL AFFECT THE RIGHT OF THE AGENT OR ANY HOLDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE ADMININSTRATIVE AGENT OR ANY HOLDER TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY JURISDICTION OR JURISDICTIONS.

7.8          Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY SECURITY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY SECURITY DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.9          Entire Agreement.  THIS AGREEMENT, THE INDENTURE AND THE OTHER SECURITY DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

7.10        Intercreditor Agreement.  The parties hereto acknowledge that the Company, the Agent and the Trustee are parties to that certain Intercreditor Agreement dated as of the date hereof among the Agent, the Trustee and the Company (as amended, restated or supplemented from time to time, the “Intercreditor Agreement”) and to the extent any agreement, covenant or term herein conflicts with the Intercreditor Agreement, the Intercreditor Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

ACG HOLDINGS, INC.

		By:	/s/ Patrick Kellick
Name: Patrick Kellick
Title: SVP/CFO

AMERICAN COLOR GRAPHICS, INC.

		By:	/s/ Patrick Kellick
Name: Patrick Kellick
Title: SVP/CFO

ACKNOWLEDGED AND ACCEPTED:

THE BANK OF NEW YORK, as Agent

By:	/s/ Robert A. Massimillo
Name: Robert A. Massimillo
Title: Vice President